REPUBLIC FIXED INCOME FUND

                               6 St. James Avenue
                                Boston, MA 02116
                                 (800) 782-8183

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                    Miller Anderson & Sherrerd - Sub-Adviser
                          ("MAS" or the "Sub-Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
     ("SBDS" or the "Administrator of the Fund" or the "Distributor" or the
                                   "Sponsor")

               Signature Financial Group (Grand Cayman) Limited -
                         Administrator of the Portfolio
                             ("Signature (Cayman)")

                      Signature Financial Services, Inc. -
                              Fund Accounting Agent
                                  ("Signature")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Fixed Income Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the Fixed Income Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information.

         Shares of the Fund are offered only to clients of Republic and its affiliates for which Republic or its affiliates exercises investment discretion.

         This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Fund, dated January 26, 1996 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.



                                January 26, 1996


FT4133G

                                TABLE OF CONTENTS

                                                                                                               Page

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS........................................................  1
                  Mortgage-Related and Other Asset-Backed Securities............................................  1
                  Brady Bonds...................................................................................  6
                  Foreign Currency Exchange-Related Securities..................................................  7
                  Eurodollar and Yankee Obligations.............................................................  8
                  Portfolio Management..........................................................................  9
                  Investment Restrictions.......................................................................  9
                  Percentage and Rating Restrictions............................................................ 12

         PORTFOLIO TRANSACTIONS................................................................................. 12

         PERFORMANCE INFORMATION................................................................................ 13
                  Consumer Price Index.......................................................................... 13
                  Lehman Brothers Government/Corporate Index.................................................... 13
                  Salomon Broad Index........................................................................... 14

         MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST........................................................ 14
                  Trustees and Officers......................................................................... 14
                  Investment Manager............................................................................ 17
         Sub-Adviser............................................................................................ 17
                  Administrator................................................................................. 18
         Fund Accounting Agent.................................................................................. 18
         Reimbursement Expenses and Fee Waivers................................................................. 18
         Custodian and Transfer Agent........................................................................... 19

         DETERMINATION OF NET ASSET VALUE....................................................................... 19

         TAXATION............................................................................................... 20
                  Options, Futures, Forward Contracts and Swap Contracts........................................ 21

         OTHER INFORMATION...................................................................................... 23
                  Capitalization................................................................................ 23
                  Voting Rights................................................................................. 24
         Independent Auditors................................................................................... 24
                  Counsel....................................................................................... 25
                  Registration Statement........................................................................ 25
         Financial Statements................................................................................... 25

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Fund by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

Mortgage-Related and Other Asset-Backed Securities

         Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

         Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC Pcs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors, such as Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with the Portfolio's investment objective and policies, the Sub-Adviser also may invest in other types of asset-backed securities.

Brady Bonds

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity,
(ii) the collateralized interest payments, (iii) the uncollateralized payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totalling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

Foreign Currency Exchange-Related Securities

         Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants SM ("CEWs"SM) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

         Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs"SM) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         Performance Indexed Paper. Performance indexed paper ("PIPs"SM) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. The Portfolio has no current intention of investing in CEWsSM, PERLsSM or PIPsSM.

Eurodollar and Yankee Obligations

         Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic development, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Portfolio Management

         The Sub-Adviser's investment strategy for achieving the Portfolio's investment objective has two basic components: maturity and duration management and value investing.

         Maturity and Duration Management. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Sub-Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

         Value Investing. The second component of the Sub-Adviser's investment strategy for the Portfolio is value investing, whereby the Sub-Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Investment Restrictions

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

         (4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

         (5) with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

         (7) acquire any securities of companies within one industry, except for mortgage-backed securities, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (a) borrow money (including through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (b) invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

         (c) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

         (d) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

         (e) purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (f) pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

         (g) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (h) invest more than 10% of its assets in Restricted Securities (including Rule 144A Securities);

         (i) invest for the purpose of exercising control over management of any company;

         (j) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless
                  (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (k) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (l) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

Percentage and Rating Restrictions

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Portfolio or a later change in the rating of a security held by the Portfolio is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of the Portfolio's investments with Republic New York Securities Corporation, an affiliate of the Manager.

         Because the Portfolio invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal.
Accordingly, the Portfolio would not ordinarily pay significant brokerage commissions with respect to securities transactions.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the total return for the Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information. The total return of the Fund for the period from January 9, 1995 (commencement of operations) to October 31, 1995 was 14.37%.

         Performance information for the Fund may also be compared to various unmanaged indices, described below. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

         The Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Consumer Price Index

         The Consumer Price Index is published by the U.S. Department of Labor and is a measure of inflation.

Lehman Brothers Government/Corporate Index

         The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Salomon Broad Index

         The Salomon Bond Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U.S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

Trustees and Officers

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW*, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, President
         Chairman, President and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman, President and Chief Executive Officer, SBDS (since April, 1989), Chairman, President and Chief Executive Officer, Signature (May, 1993); Director, Chairman and President, Signature (Cayman) (since March, 1992).

JOHN R. ELDER*, Treasurer
         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).

LINDA T. GIBSON*, Assistant Secretary
         Legal Counsel and Assistant Secretary, SFG (since June, 1991); Assistant Secretary, SBDS (since October, 1992); Assistant Secretary, Signature (since March, 1993); law student, Boston University School of Law (prior to May, 1992).

JAMES E. HOOLAHAN*, Vice President
         Senior Vice President, SFG (since December, 1989).

SUSAN JAKUBOSKI*, Assistant Secretary and Assistant Treasurer P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I. - Manager and Senior Fund Administrator, SFG and Signature (Cayman) (since August 1994); Assistant Treasurer, SBDS (since September 1994); Fund Compliance Administrator, Concord Financial Group, Inc. (from November 1990 to August 1994); Senior Fund Accountant, Neuberger & Berman Management Incorporated (from February 1988 to November 1990).

THOMAS M. LENZ*, Secretary
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, SBDS (since February, 1991); Assistant Secretary, Signature (since March, 1993).

MOLLY S. MUGLER*, Assistant Secretary
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, SBDS (since April, 1989); Assistant Secretary, Signature (since March,
         1993).

BARBARA M. O'DETTE*, Assistant Treasurer
         Assistant  Treasurer,  SFG;  Assistant  Treasurer,  SBDS (since  April,
         1989); Assistant Treasurer, Signature (since March, 1993).

ANDRES E. SALDANA*, Assistant Secretary
         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Assistant Secretary, SBDS (since September, 1993); Assistant Secretary, Signature (since March, 1993); Attorney, Ropes & Gray (September, 1990 to November, 1992).

         Messrs. Coolidge, Elder, Lenz and Saldana and Mss. Gibson, Jakuboski, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which SBDS or an affiliate is the administrator.

                               COMPENSATION TABLE

                              Pension
                              Retirement                         Total
                              Benefits       Estimated           Compensation
               Aggregate      Accrued as     Annual              From Fund
Name of        Compensation   Part of Fund   Benefits Upon       Complex* Paid
Trustee        from Trust     Expenses       Retirement          to Trustees


Frederick C.
Chen           $4,096.42      none           none                $4,873.21


Alan S. Parsow $4,096.42      none           none                $4,873.21

Larry M.
Robbins        $3,696.43      none           none                $4,373.22

Michael Seely  $4,096.42      none           none                $4,873.21

*The Fund Complex consists of the Trust and the Portfolio Trust.

         The compensation table above reflects the fees received by the Trustees from the Trust and Portfolio Trust for the period from January 9, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 22, 1996, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic NY Securities Co., FBO Republic Bank of New York, Miller Anderson, 452 Fifth Avenue, 14th Floor, New York, New York, 10018 - 39.1%; Republic National Bank of New York, 452 Fifth Avenue, New York, New York, 10018 - 25.5%; Kinco & Co., c/o RNB Securities Services, One Hanson Place - Lower Level, Brooklyn, New York, 11243 - 17.0%. Shareholders who own more than 25% of the outstanding voting securities of the Fund may take action without the approval of other shareholders of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or

Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Manager

         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the investment manager receives no compensation from the Portfolio.

         The Investment Management Contract will remain in effect until November 21, 1996, and will continue in effect thereafter from year to year with respect to the Portfolio, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. 'Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

Sub-Adviser

         MAS, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by MAS or Republic in its discretion. See "Portfolio Transactions." MAS also furnishes to the Board of

Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

         For its services, MAS receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets up to $50 million, 0.25% on net assets over $50 million and up to $95 million, $300,000 on net assets over $95 million and up to $150 million, 0.20% on net assets over $150 million and up to $250 million, and 0.15% on net assets over $250 million. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, sub-advisory fees aggregated $53,963.

         The investment advisory services of MAS to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. MAS is free to and does render investment advisory services to others.

Administrator

         Each Administrative Services Agreement is terminable with respect to the Fund or the Portfolio, as the case may be, without penalty at any time by vote of a majority of the respective Trustees, or by the respective Administrator, upon not less than 60 days' written notice to the Fund or the Portfolio, as the case may be. Each Agreement provides that neither the respective Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund or the Portfolio, as the case may be, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the respective Administrative Services Agreement. The minimum annual administrative services fees paid by the Fund shall be $25,000. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, the Fund accrued administrative services fees of $20,274 to SBDS, of which $6,672 was waived.

Fund Accounting Agent

         Pursuant to respective fund accounting agreements, Signature serves as fund accounting agent to each of the Fund and the Portfolio. For its services to the Fund, Signature receives from the Fund fees payable monthly equal on an annual basis to $12,000. For its services to the Portfolio, Signature receives fees payable monthly equal on an annual basis to $40,000.

Reimbursement Expenses and Fee Waivers

         Republic and Signature have voluntarily agreed to waive a portion of their fees, and to the extent necessary, reimburse the Fund for additional expenses during the period January 9, 1995 through October 31, 1995. For the period ended October 31, 1995, expenses of the Fund were voluntarily limited to no more that 0.91% of the average daily net assets on an annualized basis, accordingly, the Manager and Sponsor waived fees and reimbursed expenses aggregating $50,723. Republic and Signature have also voluntarily agreed to waive a portion of their fees, and to the extent necessary, reimburse the Portfolio for additional expenses during the period January 9, 1995 through October 31, 1995. At October 31, 1995, expenses of the Portfolio were voluntarily limited to no more that 0.46% of the average daily net assets on an annualized basis. For the period ended October 31, 1995, the Manager and SFSI waived fees and reimbursed expenses aggregating $77,292.

Custodian and Transfer Agent

         Investors Bank & Trust Company ("IBT") serves as custodian and transfer agent for each of the Fund and the Portfolio pursuant to Custodian Agreements and Transfer Agency Agreements, respectively. The Custodian may use the services of sub-custodians with respect to the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Portfolio's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

         Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Portfolio's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Interest income on long-term obligations in the Portfolio's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         The Fund intends to apply to the Internal Revenue Service for rulings including, among others, rulings to the effect that, (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the IRS has issued substantially similar rulings in the past and SBDS anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

         Under certain circumstances, the Fund may be taxed on income deemed to be earned from certain CMO residuals.

Options, Futures, Forward Contracts and Swap Contracts

         Some of the options, futures contracts, forward contracts and swap contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts and swap contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures, forward contracts and swap contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

         Earnings derived by the Portfolio from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes may be reduced or eliminated under the terms of a U.S. income tax treaty and the Portfolio would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by the Portfolio, if more than 50% in value of the Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat its share of any non-U.S. income and similar taxes the Portfolio pays as though the taxes were paid by the Fund's shareholders.

     Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

Capitalization

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Voting Rights

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

Independent Auditors

         For the fiscal year ended October 31, 1995, Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust, and Ernst & Young, One Capital Place, George Town, Grand Cayman, Cayman Islands, served as independent auditors of the Portfolio.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108. The Portfolio has appointed KPMG Peat Marwick, Grand Cayman, Cayman Islands as its independent account for the fiscal year ended October 31, 1996, who will audit its financial statements.

Counsel

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the SEC pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.


FT4133G